                                                                   EXHIBIT 10.12













                  DELTA INTERNATIONAL OMNIBUS COMPENSATION PLAN

                DELTA INTERNATIONAL MINING AND EXPLORATION, INC.

                            ADOPTED OCTOBER 24, 2002

                                TABLE OF CONTENTS

ARTICLE 1  -  ESTABLISHMENT, OBJECTIVES, AND DURATION
        1.1    ESTABLISHMENT:................................................................6
        1.2    OBJECTIVES:...................................................................6
        1.3    DURATION:.....................................................................6

ARTICLE 2 -   DEFINITIONS
        2.1    "Adjusted Market Value".......................................................6
        2.2    "Annual Incentive Award"......................................................7
        2.3    "Award".......................................................................7
        2.4    "Award Agreement".............................................................7
        2.5    "Award Opportunity"...........................................................7
        2.6    "Base Period".................................................................7
        2.7    "Base Period Fair Market Value"...............................................7
        2.8    "Beneficial Owner" or "Beneficial Ownership"..................................7
        2.9    "Board".......................................................................7
        2.10   "Board Compensation Committee"................................................7
        2.11   "Cause".......................................................................7
        2.12   "Code"........................................................................8
        2.13   "Company".....................................................................8
        2.14   "Constructive Discharge"......................................................8
        2.15   "Designated Executive Officers"...............................................8
        2.16   "Director"....................................................................8
        2.17   "Disability"..................................................................8
        2.18   "Effective Date"..............................................................8
        2.19   "Employee"....................................................................8
        2.20   "Exchange Act"................................................................8
        2.21   "Executive Officer"...........................................................9
        2.22   "Fair Market Value"...........................................................9
        2.23   "Freestanding SAR"............................................................9
        2.24   "Incentive Stock Option" or "ISO".............................................9
        2.25   "Indexed Option"..............................................................9
        2.26   "Insider".....................................................................9
        2.27   "Long Term Incentive Award"...................................................9
        2.28   "Market Value Unit" or "MVU"..................................................9
        2.29   "Non-Employee Director".......................................................9
        2.30   "Non-Qualified Stock Option" or "NQSO"........................................9
        2.31   "Option"......................................................................9
        2.32   "Option Price"................................................................9
        2.33   "Outstanding Voting Securities"...............................................9
        2.34   "Participant"................................................................10
        2.35   "Performance-Based Exception"................................................10
        2.36   "Performance Period".........................................................10
        2.37   "Performance Unit"...........................................................10
        2.38   "Period of Restriction"......................................................10
        2.39   "Person".....................................................................10
        2.40   "Plan Administrator".........................................................10
        2.41   "Plan Year"..................................................................10
        2.42   "Restricted Stock"...........................................................10
        2.43   "Retirement".................................................................10
        2.44   "Shares".....................................................................10
        2.45   "Stock Appreciation Right" or "SAR"..........................................10
        2.46   "Subsidiary".................................................................11
        2.47   "Tandem SAR".................................................................11

        2.48   "Target Incentive Award".....................................................11

ARTICLE 3  -  ADMINISTRATION
        3.1    THE PLAN ADMINISTRATOR.......................................................11
        3.2    AUTHORITY....................................................................11
        3.3    DECISIONS BINDING............................................................12

ARTICLE 4  -  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
        4.1    SHARES AVAILABLE FOR GRANTS..................................................12
        4.2    LAPSED AWARDS................................................................12
        4.3    ADJUSTMENTS IN SHARES AUTHORIZED.............................................13
        4.4    ADJUSTMENT IN EXERCISE PRICES................................................13

ARTICLE 5  -  ELIGIBILITY AND PARTICIPATION
        5.1    EMPLOYEE ELIGIBILITY.........................................................13
        5.2    NON-EMPLOYEE DIRECTOR ELIGIBILITY............................................13
        5.3    ACTUAL PARTICIPATION.........................................................13
        5.4    EMPLOYMENT...................................................................14
               (a)    Rights Not Affected...................................................14
               (b)    Transfer Not Termination..............................................14
               (c)    No Right to Award.....................................................14
        5.5    PRO RATA PLAN YEAR OR PERFORMANCE PERIOD
                      PARTICIPATION.........................................................14
        5.6    CHANGE IN POSITION...........................................................14
        5.7    AWARD OPPORTUNITIES..........................................................15
               (a)    Timing................................................................15
               (b)    Measures..............................................................15
               (c)    Alignment.............................................................15
        5.8    AWARD DETERMINATIONS.........................................................15

ARTICLE 6  -  ANNUAL INCENTIVE AWARDS
        6.1    PAYMENT OF AWARDS............................................................15
        6.2    TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY,
                      OR RETIREMENT.........................................................16
        6.3    TERMINATION OF EMPLOYMENT FOR OTHER REASONS..................................16

ARTICLE 7  -  LONG TERM INCENTIVE AWARDS
        7.1    GENERALLY....................................................................16
               (a)    Grant of Awards.......................................................16
               (b)    Source of Shares......................................................16
               (c)    Termination of Employment.............................................17
               (d)    Other Restrictions....................................................17
        7.2    RESTRICTED STOCK.............................................................17
               (a)    Award Agreement.......................................................17
               (b)    Non-Transferability...................................................17
               (c)    Other Restrictions on Restricted Stock................................18
               (c)    Voting Rights.........................................................18
               (d)    Dividends and Other Distributions.....................................18
        7.3    MARKET VALUE UNITS ("MVU'S").................................................18
               (a)    Award Agreement.......................................................18
               (b)    Non-Transferability...................................................18
               (c)    Dividends and Other Distributions.....................................19
               (d)    Payment of MVU Amount.................................................19
        7.4    STOCK OPTIONS................................................................19
               (a)    Award Agreement.......................................................19
               (b)    Option Price and Duration.............................................19

               (c)    Exercise of Options...................................................19
               (d)    Payment...............................................................20
               (e)    Restrictions on Share Transferability.................................20
               (f)    Non-transferability...................................................20
        7.5    STOCK APPRECIATION RIGHTS ("SAR'S")..........................................21
               (a)    Award Agreement.......................................................21
               (b)    Grant Prices and Duration of SAR's....................................21
               (c)    Exercise of Tandem SAR's..............................................21
               (d)    Exercise of Freestanding SAR's........................................21
               (e)    Payment of SAR Amount.................................................21
               (f)    Rule 16b-3 Requirements...............................................22
               (g)    Non-transferability...................................................22
        7.6    PERFORMANCE UNITS............................................................22
               (a)    Award Agreement.......................................................22
               (b)    Form and Timing of Payment of Performance Units.......................22
               (c)    Non-transferability...................................................22
        7.7    CASH PAYMENT OF AWARDS OTHERWISE PAYABLE IN SHARES...........................23

ARTICLE 8  -  PERFORMANCE MEASURES
        8.1    GENERALLY....................................................................23
        8.2    PERFORMANCE THRESHOLD........................................................23
        8.3    MAXIMUM AWARDS...............................................................23
        8.4    PERFORMANCE MEASURES FOR DESIGNATED EXECUTIVE
                      OFFICERS..............................................................24
               (a)    "Earnings per Share,".................................................24
               (b)    "Business Value Added"................................................24
               (c)    "Return on Investment"................................................24
        8.5    PERFORMANCE MEASURES FOR OTHER PARTICIPANTS..................................25
        8.6    ADJUSTMENTS..................................................................25
        8.7    OTHER CHANGES................................................................25

ARTICLE 9  -  BENEFICIARY DESIGNATION
        9.1    .............................................................................25
        9.2    .............................................................................25
        9.3    .............................................................................25

ARTICLE 10 -  AMENDMENT, MODIFICATION, AND TERMINATION
        10.1   GENERALLY....................................................................25
        10.2   OUTSTANDING AWARDS...........................................................26
        10.3   COMPLIANCE WITH CODE SECTION 162(M)..........................................26

ARTICLE 11 -  WITHHOLDING
        11.1   TAX WITHHOLDING..............................................................26
        11.2   SHARE WITHHOLDING............................................................26

ARTICLE 12 -  INDEMNIFICATION
        12.1   GENERALLY....................................................................26
        12.2   NON-EXCLUSIVITY..............................................................27

ARTICLE 13 -  LEGAL CONSTRUCTION
        13.1   SEVERABILITY.................................................................27
        13.2   REQUIREMENTS OF LAW..........................................................27
        13.3   SECURITIES LAW COMPLIANCE....................................................27
        13.4   SUCCESSORS...................................................................27
        13.5   GOVERNING LAW................................................................27

                  DELTA INTERNATIONAL OMNIBUS COMPENSATION PLAN

        Unless the context clearly requires otherwise, references to "Sections" and "Articles" are to sections and articles of this plan, and capitalized terms have the meaning assigned to them below. All references to statutes or regulations mean those statutes or regulations as amended from time to time, and any successors to those statutes or regulations.

ARTICLE 1 - ESTABLISHMENT, OBJECTIVES, AND DURATION

        1.1 ESTABLISHMENT: Delta International Mining and Exploration, Inc., a Nevada corporation (the "Company"), hereby establishes an incentive compensation plan to be known as the "Delta International Omnibus Compensation Plan" (the "Plan"), as set out in this document. The Plan permits the Plan Administrator to grant Awards (as defined below). Notwithstanding the name of the Plan, prior to such time as the Company is subject to the reporting obligations of the Exchange Act, non-compensatory grants of options and restricted stock may be made hereunder. Non- compensatory awards shall not be subject to a risk of forfeiture.

        1.2    OBJECTIVES: The Plan's objectives are:

               (a) to optimize the Company's profitability and growth through incentives which are consistent with the Company's goals and which link the personal interests of Participants to those of the Company's shareholders;

               (b) to provide Participants with an incentive for excellence in individual performance;

               (c)    to promote teamwork among Participants;

               (d) to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company's success; and

               (e)    to allow Participants to share in the Company's success.

        1.3 DURATION: Subject to the Board's right to amend or terminate the Plan at any time pursuant to Article 12, the Plan shall take effect as of the Effective Date, and remain in effect until Participants have bought or acquired all Shares subject to the Plan. The Plan Administrator may not, however, grant any Awards under the Plan on or after January 1, 2012.

ARTICLE 2 - DEFINITIONS

        Whenever used in the Plan, the following terms shall have the following meanings:

        2.1    "Adjusted Market Value" is defined in Section 11.3(b).

        2.2 "Annual Incentive Award" means a short-term incentive Award granted under Article 6.

        2.3 "Award" means, individually or collectively, a grant under this Plan of Annual Incentive Awards and/or Long Term Incentive Awards.

        2.4 "Award Agreement" means an agreement entered into by the Company and a Participant setting forth the terms applicable to Awards granted under this Plan.

        2.5 "Award Opportunity" means the total Award that a Participant may earn under the Plan, as established by the Plan Administrator.

        2.6 "Base Period" means the three-month period ending three months prior to the first date on which a Potential Change in Control occurs.

        2.7 "Base Period Fair Market Value" means, with respect to an Option (or SAR), the average Fair Market Value per Share for each date on which Shares were traded during the Base Period, or portion of the Base Period, during which the Option (or SAR) was outstanding. If an Option (or SAR) is granted during the Restricted Period prior to a Change in Control, the Base Period Fair Market Value for the Option (or SAR) shall be its exercise price (or grant price).

        2.8 "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

        2.9     "Board" means the Company's board of directors.

        2.10 "Board Compensation Committee" means the members of the Board who are serving as its Compensation Committee at the time of the action to be taken.

        2.11    "Cause" means with respect to any Participant:

                (a) the willful and continued failure of the Participant to perform substantially the Participant's duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the Board, the chief executive officer of the Company or the senior officer of the Company supervising the Participant, which demand specifically identifies the manner in which the Board, the chief executive officer of the Company or the senior officer of the Company supervising the Participant believes that the Participant has not substantially performed the Participant's duties, or

                (b) the engaging by the Participant in illegal conduct or gross misconduct that is materially and demonstrably injurious to the Company.

For purposes of this definition, no act or failure to act on the part of the Participant shall be considered "willful" unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant's action or omission was in the best interests of the Company. Any act or failure to act based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Participant in good faith and in the best interests of the Company.

        2.12    "Code" means the Internal Revenue Code of 1986, as amended.

        2.13 "Company" means Delta International Mining and Exploration, Inc., a Nevada corporation, and to the extent it is appropriate in the context of the Plan provision, the Company's Subsidiaries, as well as any successor to any of such entities as provided in Section 15.4.

        2.14 "Constructive Discharge" means, with respect to any Participant, without the Participant's written consent:

        (a) a reduction by more than 25%, in the aggregate, in the Participant's annual salary and bonus opportunity, as in effect as of the 120th day immediately preceding the Change in Control; or

        (b) the failure to pay the Participant his salary or bonus (if any) according to the regular practices of the Company in effect for its employees at the time.

provided, however, that any of the foregoing events that is a result of an isolated and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Participant shall not constitute a Constructive Discharge.

        2.15 "Designated Executive Officers" means those Executive Officers designated by the Plan Administrator whose Awards will comply with Code Section 162(m).

        2.16    "Director" means any individual who is a Board member.

        2.17 "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan.

        2.18    "Effective Date" means October 24, 2002.

        2.19    "Employee" means any employee of the Company or of a Subsidiary.

        2.20    "Exchange Act" means the Securities Exchange Act of 1934.

        2.21 "Executive Officer" means an Employee whom the Board has determined is an "officer" as defined in Rule 16a-1(f) under the Exchange Act, as of the date of vesting and/or payout of an Award, as applicable. Executive Officers are those Employees who are required to file reports of changes in beneficial ownership of Shares with the Securities and Exchange Commission on Forms 4 and 5.

        2.22 "Fair Market Value" means the closing sale price on the principal securities exchange or market on which the Shares are traded on the relevant date (or, if no Shares are traded on the relevant date, the last previous day on which a sale was reported).

        2.23 "Freestanding SAR" means an SAR granted independently of any Options, as described in Section 7.5.

        2.24 "Incentive Stock Option" or "ISO" means an option to buy Shares granted under Section 7.4 which is designated an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

        2.25 "Indexed Option" means an Option with an exercise price which either increases by a fixed percentage over time or changes by reference to a published index.

        2.26 "Insider" means an individual who is, on the relevant date, an officer, Director or 10% Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

        2.27 "Long Term Incentive Award" means a long term incentive Award granted under Article 7.

        2.28 "Market Value Unit" or "MVU" means an Award, designated as an MVU, granted pursuant to Section 7.3.

        2.29    "Non-Employee Director" means a Director who is not an Employee.

        2.30 "Non-Qualified Stock Option" or "NQSO" means an option to buy Shares granted under Section 7.4 which is not intended to meet the requirements of Code Section 422.

        2.31 "Option" means an Incentive Stock Option, Indexed Option or a Non-qualified Stock Option, as described in Section 7.4.

        2.32 "Option Price" means the price at which a Participant may buy a Share under an Option.

        2.33 "Outstanding Voting Securities" means, with respect to a corporation, the then outstanding voting securities entitled to vote generally in the election of directors of the corporation.

        2.34 "Participant" means an Employee who has outstanding an Award granted under the Plan. The term "Participant" shall include Non-employee Directors including a Non-employee Director who has an outstanding Award granted while an Employee.

        2.35 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

        2.36 "Performance Period" means such period of time as determined by the Plan Administrator.

        2.37 "Performance Unit" means an Award granted to a Participant as described in Section 7.6.

        2.38 "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Plan Administrator), and during which the Shares are subject to a substantial risk of forfeiture, as provided in Section 7.2.

        2.39 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        2.40    "Plan Administrator" means:

                (a) for Designated Executive Officers, the Board Compensation Committee; and

                (b) for all other Participants, such other persons or committees appointed by the Board or the Compensation Committee, to administer the Plan with respect to grants of Awards.

        2.41    "Plan Year" means the Company's Fiscal Year.

        2.42 "Restricted Stock" means an Award granted to a Participant pursuant to Section 7.2.

        2.43 "Retirement" shall have the meaning ascribed to such term in the Participant's governing Company sponsored retirement plan.

        2.44 "Shares" means the shares of the Company's Common Stock, as the Plan Administrator determines.

        2.45 "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to
Section 7.5.

        2.46 "Subsidiary" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company has an ownership voting interest, and which the Plan Administrator designates as a participating entity in the Plan.

        2.47 "Tandem SAR" means an SAR granted in connection with a related Option pursuant to Section 7.5. A holder exercising a Tandem SAR must forfeit the right to buy a Share under the related Option; conversely, a holder of a Tandem SAR buying a Share under the Option will have the Tandem SAR canceled proportionately.

        2.48    "Target Incentive Award" is defined in Section 5.7(c).

Additional definitions related to performance measures appear in Section 8.4.


ARTICLE 3 - ADMINISTRATION

        3.1     THE PLAN ADMINISTRATOR:

                (a) Until such time as the Company is subject to the reporting obligations of the Exchange Act, the Plan Administrator shall be the Board of Directors.

                (b) As of such time as the Company is subject to the reporting obligations of the Exchange Act:

                        (1) For Directors and Executive Officers, the Plan Administrator shall be a committee comprising Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) under the Exchange Act. If for any reason such committee does not qualify to administer the Plan as contemplated by Rule 16b-3(c)(2) of the Exchange Act, however, the Board may appoint a new committee so as to comply with Rule 16b-3(c)(2).

                        (2) Awards to Designated Executive Officers must be administered by a committee that consists of members who are "outside directors" under Code Section 162(m).

                        (3) For Participants other than Directors or Executive Officers, the Plan Administrator shall be the Board's Management Compensation Review Committee, or such other committees, corporate departments, or persons as the Board may from time to time determine.

        3.2 AUTHORITY: Except as limited by law or by the Company's Articles of Incorporation or By-laws, and subject to the Plan's terms, the Plan Administrator shall have full power to:

                (a)     select Participants;

                (b)     name Designated Executive Officers;

                (c)     determine the sizes and types of Awards;

                (d) determine the terms and conditions of Awards in a manner consistent with the Plan;

                (e) construe and interpret the Plan and any agreement or instrument entered into under the Plan as they apply to Employees;

                (f) establish, amend, or waive rules and regulations for the Plan's administration as they apply to Employees;

                (g) (subject to Article 11 and Article 12) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the Plan Administrator's discretion;

                (h) determine the length of the Performance Period for Executive Officers;

                (i)     determine the length of the Performance Period(s); and

                (j) make all other determinations which may be necessary or advisable to administer the Plan as it applies to Employees.

        3.3 DECISIONS BINDING: All determinations and decisions made by the Plan Administrator pursuant to the Plan and all related Board orders and resolutions shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4 - SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

        4.1 SHARES AVAILABLE FOR GRANTS: Subject to adjustment as provided in Section 4.3, the number of Shares or share equivalents (Award units whose underlying value is based on Shares) reserved for issuance to Participants under the Plan shall be 3,000,000.

        4.2 LAPSED AWARDS: If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (except the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award shall be available for the grant of another Award under the Plan, except that this provision shall not be executed to increase the maximum number of authorized shares under Section 4.2(a).

        4.3 ADJUSTMENTS IN SHARES AUTHORIZED: If the Company's capitalization changes for a reason such as:

                (a)     a stock split;

                (b) a corporate transaction such as a merger, consolidation, separation (including a spin-off), or other distribution of the Company's stock or property;

                (c) a reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368); or

                (d) a partial or complete liquidation of the Company, the Plan Administrator shall then adjust the number and class of Shares which may be delivered under Section 4.1 and the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as it deems appropriate and equitable to prevent dilution or enlargement of rights -- but the number of Shares subject to any Award shall always be a whole number.

        4.4 ADJUSTMENT IN EXERCISE PRICES: The Plan Administrator may, prior to such time as the Company is subject to the reporting obligations of the Exchange Act, condition Grants upon a repricing mechanism pursuant to which the exercise price of an Option may be raised, but not lowered, to equal the mean average for all shares sold by the Company pursuant to its initial offering pursuant to a Form SB-2 offering.

ARTICLE 5 - ELIGIBILITY AND PARTICIPATION

        5.1 EMPLOYEE ELIGIBILITY: Participation in this Plan is open to all Employees of the Company, as the Plan Administrator determines, including Employees who are Directors and Employees who reside in countries other than the United States of America.

        5.2 NON-EMPLOYEE DIRECTOR ELIGIBILITY: Directors who are not Employees may participate in the Plan. Prior to such time as the Company is subject to the reporting obligations of the Exchange Act, persons rendering services to the Company as independent contractors may participate in the Plan. At such time as the Company becomes subject to the reporting obligations of the Exchange Act, no further grants may be made to such independent contractors.

        5.3 ACTUAL PARTICIPATION: The Plan Administrator may from time to time select, from all persons eligible, those to whom Awards shall be granted and shall determine the nature and amount of each Award Opportunity and Award.

        5.4     EMPLOYMENT:

                (a) Rights Not Affected: Nothing in the Plan shall interfere with or limit in any way the Company's right to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the Company's employ.

                (b) Transfer Not Termination: A transfer of a Participant's employment between the Company and a Subsidiary, or between Subsidiaries, shall not be deemed to be a termination of employment. Upon such a transfer, the Plan Administrator may, subject to Section 12.3, make such adjustments to outstanding Awards as it deems appropriate to reflect the changed reporting relationships.

                (c) No Right to Award: Status as an Employee or Directors confers no right to receive an Award under this Plan, or, having received any Award, to receive a future Award.

        5.5 PRO RATA PLAN YEAR OR PERFORMANCE PERIOD PARTICIPATION: The Plan Administrator may allow Employees other than Designated Executive Officers who become eligible after the Plan Year or Performance Period begins to participate under this Article on a pro rata basis. Such situations include, but are not limited to:

                (a)     new hires;

                (b) the promotion of an Employee from a position which did not previously meet the eligibility criteria; or

                (c) the transfer of an Employee from an affiliate which does not participate in the Plan.

        5.6     CHANGE IN POSITION:

                (a) If, during a Plan Year or Performance Period, a Participant other than a Designated Executive Officer changes employment positions to one which corresponds to a level of Award Opportunity different than that existing on the first day of such Plan Year or Performance Period, the Participant's Award Opportunity may be adjusted by the Plan Administrator to reasonably reflect the appropriate level of the Participant's Award Opportunity for the entire Plan Year or Performance Period.

                (b) Except as provided in Section 10.3, the Plan Administrator may not adjust the Award Opportunity of a Designated Executive Officer.

        5.7     AWARD OPPORTUNITIES:

                (a) Timing: As soon as practicable in each Plan Year or Performance Period, the Plan Administrator shall establish an Award Opportunity for each Participant. As soon as is necessary to comply with Code Section 162(m), the Plan Administrator shall establish an Award Opportunity for each Designated Executive Officer.

                (b) Measures: An Award Opportunity shall be a function of one or more performance measures and goals selected by the Plan Administrator, and shall reflect the Participant's job responsibilities and opportunity and authority to affect overall financial results. For Designated Executive Officers, the Plan Administrator can apply performance measures only as set out in Article 8.

                (c) Alignment: Except as provided by Section 10.3, the Plan Administrator shall align the potential levels of achievement of the performance goals with the Award Opportunities (the "Target Incentive Award"), such that the level of achievement of the pre-established performance goals at the end of the Plan Year or Performance Period will determine the final Award amounts.

        5.8     AWARD DETERMINATIONS:

                (a) At the end of each Plan Year or Performance Period, the Plan Administrator shall certify, in writing, the extent to which the performance goals have been achieved for Designated Executive Officers.

                (b) After that, the final Award shall be computed for each Participant as determined by the Plan Administrator according to the pre-established performance measures and goals and the requirements of this Plan.

                (c) Award amounts may vary above or below the Target Incentive Award based on the level of achievement of the applicable pre-established corporate, division, business unit, and/or individual goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan.

                (d) For Designated Executive Officers, the final Award determination shall be solely a function of the degree to which the pre-established performance measures and goals have been achieved -- but the Plan Administrator may adjust such final Award determinations downward.

ARTICLE 6 - ANNUAL INCENTIVE AWARDS

        6.1     PAYMENT OF AWARDS:

                (a) Awards shall be paid in cash within 90 calendar days after the end of each Plan Year.

                (b) No Participant or any other party claiming an interest in amounts earned under the Plan shall have any interest whatsoever in any specific Company asset. To the extent that any party acquires a right to receive payments under the Plan, such right shall be equivalent to that of an unsecured general creditor of the Company.

        6.2     TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR
                RETIREMENT:

                (a) If a Participant's employment is terminated by reason of Disability, Retirement, involuntary termination other than for Cause, or death, the Plan Administrator may prorate the final Award determination made pursuant to Section 5.8. The prorated payout shall be based upon the length of time that the Participant participated in the Plan during the Plan Year and the level of achievement of applicable performance goals. Such prorated Award shall be permitted for Designated Executive Officers only to the extent permitted in
Section 10.3.

                (b) The final Award determined pursuant to this Section shall be paid in cash, within 90 calendar days following the end of the Plan Year in which employment termination occurs or such other date as determined by the Plan Administrator.

        6.3 TERMINATION OF EMPLOYMENT FOR OTHER REASONS: If a Participant's employment is terminated before the end of the Plan Year for any reason other than those reasons described in Section 6.2 (including for reason of a leave of absence granted by the Company), the Participant shall forfeit all of the Participant's rights to a final Award for the Plan Year then in progress. The Plan Administrator may, however, pay a prorated final Award for the portion of the Plan Year that the Participant was employed by the Company, computed as determined by the Plan Administrator. Such prorated Award shall be permitted for Designated Executive Officers only to the extent permitted in Section 10.3.

ARTICLE 7 - LONG TERM INCENTIVE AWARDS

        7.1     GENERALLY:

                (a) Grant of Awards: Subject to Article 4, the Plan Administrator, at any time and from time to time, may, in its discretion, grant or award Options, MVU's, Restricted Stock, Freestanding SAR's, Tandem SAR's, Performance Units, cash, or any combination thereof to Participants in such amounts as the Plan Administrator shall determine. The Plan Administrator may apply Performance Periods and performance measures, and may set threshold, target, and maximum goals for each type of Award, as it chooses.

                (b) Source of Shares: The source of Shares delivered to Participants under this Plan shall be the authorized but unissued shares of the Company.

                (c) Termination of Employment: Each Participant's Award Agreement shall set out the extent to which the Participant may (as the case may be):

                        (1)     receive unvested Restricted Shares;

                        (2)     receive the value of MVU's or Performance Units;

                        (3)     exercise Options;

                        (4)     exercise SAR's; or

                        (5)     receive payment in cash;

following termination of employment with the Company and/or its Subsidiaries. If a Designated Executive Officer retires holding Shares of Restricted Stock which qualify for the Performance-Based Exception, however, those Shares shall vest on the schedule set when they were granted and not sooner.

        Such provisions shall be determined in the Plan Administrator's sole discretion, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards granted or issued pursuant to this Article, and may reflect distinctions based on the reasons for termination of employment.

                (d) Other Restrictions: Subject to Article 8, the Plan Administrator may impose such other conditions and/or restrictions on any Long-Term Incentive Awards granted pursuant to the Plan as the Plan Administrator deems advisable, including time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable Federal or state securities laws.

        7.2     RESTRICTED STOCK:

                (a) Award Agreement: Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other terms as the Plan Administrator shall determine.

                (b) Non-Transferability: Except as provided in this Article, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated until the end of the applicable Period of Restriction established by the Plan Administrator and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Plan Administrator and set out in the Award Agreement. During a Participant's lifetime, only that Participant may exercise any rights with respect to the Restricted Stock granted to that Participant.


                (c)     Other Restrictions on Restricted Stock:

                        (1) The Company shall keep custody of the certificates representing Shares of Restricted Stock until all conditions and/or restrictions applicable to such Shares have been satisfied.

                        (2) Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.

                (c) Voting Rights: During the Period of Restriction, Participants holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares.

                (d)     Dividends and Other Distributions:

                        (1) During the Period of Restriction, Participants holding Shares of Restricted Stock may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Plan Administrator may apply any restrictions to the dividends that it deems appropriate.

                        (2) Without limiting the generality of the preceding paragraph, if the grant or vesting of Restricted Shares granted to a Designated Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Plan Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Restricted Shares, such that the dividends and/or the Restricted Shares maintain eligibility for the Performance-Based Exception.

                        (3) If any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

        7.3     MARKET VALUE UNITS ("MVU'S"):

                (a) Award Agreement: Each MVU grant shall be evidenced by an Award Agreement that shall specify the duration of the MVU, the number of Shares on which the MVU grant is based, and such other terms as the Plan Administrator shall determine.

                (b) Non-Transferability: Except as provided in this Article, the MVU's granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated until specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Plan Administrator and set out in the Award Agreement. During a Participant's lifetime, only that Participant may exercise any rights with respect to the MVU's granted to that Participant.

                (c)     Dividends and Other Distributions:

                        (1) During the MVU's duration, Participants holding MVU's may be credited with regular cash dividends paid with respect to the underlying Shares while they are so held. The Plan Administrator may apply any restrictions to the dividends that it deems appropriate.

                        (2) Without limiting the generality of the preceding paragraph, if the grant or vesting of MVU's granted to a Designated Executive Officer is designed to comply with the requirements of the Performance-Based Exception, the Plan Administrator may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such MVU's, such that the dividends and/or the MVU's maintain eligibility for the Performance-Based Exception.

                        (3) If any dividend constitutes a "derivative security" or an "equity security" pursuant to Rule 16(a) under the Exchange Act, such dividend shall be subject to a vesting period equal to the duration of the MVU's with respect to which the dividend is paid.

                (d)     Payment of MVU Amount:

                        (1) Upon vesting of MVU's, a Participant shall be entitled to receive payment from the Company for the Fair Market Value of a Share multiplied by the number of MVU's vesting.

                        (2) The Plan Administrator may allow for payment upon MVU vesting to be in cash, in Shares of equivalent value, or in some combination of cash and Shares.

        7.4     STOCK OPTIONS:

                (a) Award Agreement: Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option's duration, the number of Shares to which the Option pertains, and such other terms as the Plan Administrator shall determine. The Award Agreement shall also specify whether the Option is intended to be an ISO, Indexed Option, or an NQSO, and what Performance Period (if any) applies. Even if an Option is designated as an ISO, it shall be treated as an NQSO to the extent the Fair Market Value of the Shares with respect to which ISO's are exercisable for the first time by any Participant exceeds $100,000.

                (b) Option Price and Duration: The Option Price for each grant of an Option under this Plan shall be at least 100% of the Fair Market Value of a Share on the date the Option is granted. Options may be Indexed Options. Each Option granted to an Employee shall expire as the Plan Administrator shall determine at the time of grant -- but no Option shall be exercisable later than the tenth anniversary of its grant.

                (c) Exercise of Options: Options granted under this Section shall be exercisable at such times and be subject to such restrictions and conditions as the Plan Administrator shall in each instance approve, which need not be the same for each grant or for each Participant.

                (d)     Payment:

                        (1) Options granted under this Section shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                        (2) The Option Price upon exercise of any Option shall be payable to the Company in full either:

                                (A)     in cash or its equivalent, or

                                (B)     by tendering previously acquired Shares
having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (but only if the Shares which are tendered have been held by the Participant for at least six months before their tender to satisfy the Option Price); or

                                (C)     by a combination of (A) and (B).

                        (3) The Plan Administrator also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Plan Administrator determines to be consistent with the Plan's purpose and applicable law.

                        (4) As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares bought under the Option(s).

                        (5) Permissible means of payment of the Option Price may be limited by the Sarbanes-Oxley Act of 2002, and the Company is under no obligation to accept a means or manner of payment that may violate same.

               (e) Restrictions on Share Transferability: The Plan Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Section as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

               (f) Non-transferability: Except as otherwise provided in an Award Agreement, (1) During a Participant's lifetime, only the Participant may exercise any Option granted to such Participant, (2) Participants may not sell, pledge, assign, or otherwise alienate their Options, and (3) Participants may transfer Options only by will or by the laws of descent and distribution.

        7.5     STOCK APPRECIATION RIGHTS ("SAR'S"):

                (a) Award Agreement: Each SAR grant shall be evidenced by an Award Agreement specifying the grant price, the SAR's duration, and such other terms as the Plan Administrator shall determine.

                (b) Grant Prices and Duration of SAR's: The grant price of a Freestanding SAR shall equal the Fair Market Value of a Share on the date of the SAR grant. The grant price of Tandem SAR's shall equal the Option Price of the related Option. The term of an SAR granted under the Plan shall be determined by the Plan Administrator -- but such term shall not exceed ten years.

                (c)     Exercise of Tandem SAR's:

                        (1) Tandem SAR's may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

                        (2) Notwithstanding any other contrary Plan provision, with respect to a Tandem SAR granted in connection with an ISO:

                                (A)     the Tandem SAR will expire no later than
the expiration of the underlying ISO;

                                (B)     the payout value with respect to the
Tandem SAR may not exceed 100% of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and

                                (C)     the Tandem SAR may be exercised only
when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

                (d) Exercise of Freestanding SAR's: Freestanding SAR's may be exercised upon whatever terms and conditions the Plan Administrator imposes upon them.

                (e)     Payment of SAR Amount:

                        (1) Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                                (A)     the difference between the Fair Market
Value of a Share on the date of exercise and the grant price; by

                                (B)     the number of Shares with respect to
which the SAR is exercised.

                        (2) The Plan Administrator may allow for payment upon SAR exercise to be in cash, in Shares of equivalent value, or in some combination of cash and Shares.

                (f) Rule 16b-3 Requirements: Notwithstanding any other Plan term, the Plan Administrator may impose such conditions on exercise of an SAR (including limiting the exercise to specified periods) as may be required to comply with Section 16 of the Exchange Act.

                (g) Non-transferability: Except as otherwise provided in an Award Agreement:

                        (1) During a Participant's lifetime, only the Participant may exercise any SAR granted to such Participant.

                        (2) Participants may not sell, pledge, assign, or otherwise alienate their SAR's.

                        (3) Participants may transfer SAR's only by will or by the laws of descent and distribution.

        7.6     PERFORMANCE UNITS:

                (a) Award Agreement: Each Performance Unit grant shall be evidenced by an Award Agreement specifying an initial value for each Performance Unit as of its grant date, as well as performance goals which will determine the number and/or value of Performance Units that will be paid out to the Participant at the end of the Performance Period. Performance goals may be based on the performance of: the Company; its Shares; any of its divisions, subsidiaries, or other business units; or any combination of such performance measures.

                (b)     Form and Timing of Payment of Performance Units:

                        (1) The Plan Administrator may allow for payment of Performance Units to be in cash, in Shares of equivalent value, or in some combination of cash and Shares.

                        (2) Payment of earned Performance Units shall be made as soon as practicable following the close of the applicable Performance Period.

                        (3) The Plan Administrator may allow Participants to elect to defer the receipt of Performance Unit pay-outs upon such terms as the Plan Administrator deems appropriate, as long as Participants make such deferral elections before the relevant Performance Period begins.

                (c) Non-transferability: Except as otherwise provided in an Award Agreement:

                        (1) During a Participant's lifetime, only the Participant or the Participant's legal representative may exercise any Plan rights related to Performance Units.

                        (2) Participants may not sell, pledge, assign, or otherwise alienate their Performance Units.

                        (3) Participants may transfer Performance Units only by will or by the laws of descent and distribution.

        7.7 CASH PAYMENT OF AWARDS OTHERWISE PAYABLE IN SHARES: The Plan Administrator may allow for payment of a Long Term Incentive Award otherwise payable in Shares to be paid in cash. Such a cash equivalent Award shall be:

                (a) computed as the value of the Participant's long-term bonus opportunity at the end of the Performance Period, adjusted for the actual performance results; and

                (b) paid to the Participant upon vesting after the end of the Performance Period.

ARTICLE 8 - PERFORMANCE MEASURES

        8.1 GENERALLY: As soon in each Fiscal Year as is necessary to comply with Code Section 162(m), the Plan Administrator shall establish performance goals for each Plan Year and Performance Period for each type of Award to be awarded or granted under this Plan. The goals may be expressed as a percentage of corporate, division, business unit, and/or individual goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan -- but all such goals applicable to Designated Executive Officers shall qualify for the Performance-Based Exception under Code Section 162(m) unless and until the Plan Administrator determines that, pursuant to Section 10.3, one or more Award need not qualify for the Performance-Based Exception.

        8.2 PERFORMANCE THRESHOLD: The Plan Administrator may establish minimum levels of performance which must be achieved during a Plan Year or Performance Period before any Awards shall be paid to Participants. Such minimum levels of performance may be expressed as a percentage of corporate, division, business unit, and/or individual goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan. The Plan Administrator will certify in writing prior to grant or payment of any Award to a Designated Executive Officer that the performance goals and other material terms of the Award were satisfied, to the extent such certification is required by the Performance-Based Exception.

        8.3 MAXIMUM AWARDS: Subject to Section 4.1, the Plan Administrator may establish guidelines governing the maximum Awards that Participants may earn (either in the aggregate, by employee class, or among individual Participants) during each Plan Year or Performance Period. Such guidelines may be expressed as a percentage of corporate, division, business unit, and/or individual goals or financial measures, or such other measures as the Plan Administrator shall, from time to time, determine, unless otherwise limited by the Plan. Subject to Sections 4.1 and 4.2, the Plan Administrator will establish a Maximum Award for each type of Award granted to a Designated Executive Officer for each Plan Year or Performance Period.

        8.4 PERFORMANCE MEASURES FOR DESIGNATED EXECUTIVE OFFICERS: Unless and until the Plan Administrator proposes for shareholder vote and shareholders approve a change in the general performance measures set out in this Article, the attainment of which may determine the degree of payout and/or vesting with respect to Awards to Designated Executive Officers which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such grants shall be based on one or more of the following alternatives, as chosen by the Plan Administrator, except that, unless otherwise required to satisfy the Performance-Based Exception, the Plan Administrator shall not be required to establish performance measures with respect to the grant of a stock Option or SAR if the exercise price equals or exceeds the Fair Market Value of the underlying Shares on the date of grant:

                (a) "Earnings per Share," as reported in the Company's annual report, adjusted to reflect predetermined excluded items pre-established pursuant to Code Section 162(m).

                (b) "Business Value Added" is a measure based on Adjusted Net Income, for the Plan Year or Performance Period, minus the cost of Average Capital Employed. For the purposes of this definition:

                        (1) Adjusted Net Income is defined to mean after-tax net income adjusted for after-tax interest income and expense and any other predetermined excluded items pre-established pursuant to Code Section 162(m); and

                        (2) Average Capital Employed is defined to mean total assets, reduced by non-interest bearing liabilities and any other predetermined excluded items pre-established pursuant to Code Section 162(m), averaged over an appropriate period.

                (c) "Return on Investment" is a measure based on Bonus Operating Income, after tax, divided by Average Invested Capital. For the purposes of this definition:

                        (1) Bonus Operating Income is defined to mean operating income adjusted for managerial bonus expense and any other predetermined excluded items pre-established pursuant to Code Section 162(m); and

                        (2) Average Invested Capital is defined to mean total assets reduced by non-interest bearing liabilities and any other predetermined excluded items pre-established pursuant to Code Section 162(m), averaged over an appropriate period.

        Business Value Added and Return on Investment may be based on the performance of the Company or on one or more of its Subsidiaries, divisions, or other business units.

        8.5 PERFORMANCE MEASURES FOR OTHER PARTICIPANTS: For Participants other than Designated Executive Officers, the Plan Administrator may approve and adopt either the performance measures set out in Section 8.4 or other performance measures without obtaining shareholder approval.

        8.6 ADJUSTMENTS: The Plan Administrator may adjust the compensation payable upon the attainment of the pre-established performance goals, but the Plan Administrator may not adjust upward any Awards which are designed to qualify for the Performance-Based Exception, and which are held by Designated Executive Officers.

        8.7 OTHER CHANGES: If applicable tax and/or securities laws change to permit Plan Administrator discretion to change the governing performance measures without obtaining share-holder approval of such changes, the Plan Administrator may make such changes without obtaining shareholder approval. In addition, if the Plan Administrator determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Plan Administrator may make such grants without satisfying the requirements of Code Section 162(m).

ARTICLE 9 - BENEFICIARY DESIGNATION

        9.1 Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid if the Participant dies before receiving any or all of such benefit.

        9.2 Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

        9.3 Absent such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 10 - AMENDMENT, MODIFICATION, AND TERMINATION

        10.1    GENERALLY:

                (a) The Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part -- but no amendment needing shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act shall be effective unless such amendment shall be approved by the requisite vote of Company shareholders entitled to vote on it.

                (b) Except as provided by the Plan or by the terms of an Award, the Plan Administrator may not cancel outstanding Awards and issue substitute Awards without the written consent of the Participant holding such Award.

        10.2 OUTSTANDING AWARDS: No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Award under the Plan without the written consent of the Participant holding such Award.

        10.3    COMPLIANCE WITH CODE SECTION 162(M): At all times when Code
Section 162(m) applies, all Awards granted to Designated Executive Officers under this Plan shall comply with its requirements, unless the Plan Administrator expressly determines that compliance is not desired with respect to any Award or Awards available for grant under the Plan. In addition, such Award(s) need not comply if changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, in which case the Plan Administrator may, subject to this Article, make any adjustments it deems appropriate. However, an Award made available for grant to a Designated Executive Officer as performance-based cannot be replaced by a non-performance-based Award if performance goals are not achieved, nor can the characterization of an Executive Officer as a Designated Executive Officer, once made, be changed for a given Performance Period.

ARTICLE 11 - WITHHOLDING

        11.1 TAX WITHHOLDING: The Company may deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

        11.2 SHARE WITHHOLDING: With respect to withholding required upon the exercise of Options or SAR's, upon the lapse of restrictions on Restricted Stock, the payment of MVU's, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Plan Administrator, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the statutory total tax which could be imposed on the transaction. All such elections shall be irrevocable, shall be made in writing, shall be signed by the Participant, and shall be subject to any restrictions or limitations that the Plan Administrator deems appropriate.

ARTICLE 12 - INDEMNIFICATION

        12.1 GENERALLY: The Company shall indemnify and hold harmless each current and former Director against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such Director in connection with or resulting from any claim, action, suit, or proceeding to which such Director may be a party or in which such Director may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such Director in settlement thereof, with the Company's approval, or paid by such Director in satisfaction of any judgment in any such action, suit, or proceeding against such Director -- but only if such Director gives the Company an opportunity, at its own expense, to handle and defend the same before such Director undertakes to handle and defend it personally.

        12.2 NON-EXCLUSIVITY: This right of indemnification shall not exclude any other indemnification rights to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 13 - LEGAL CONSTRUCTION

        13.1 SEVERABILITY: If any Plan section is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        13.2 REQUIREMENTS OF LAW: The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        13.3 SECURITIES LAW COMPLIANCE: With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3. To the extent any Plan provision or action by the Plan Administrator fails to so comply, it shall be deemed void, to the extent permitted by law and deemed advisable by the Plan Administrator.

        13.4 SUCCESSORS: All Company obligations under the Plan with respect to Awards granted shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the Company's business and/or assets.

        13.5 GOVERNING LAW: To the extent not preempted by Federal law, the Plan, and all agreements made under it, shall be construed in accordance with and governed by the laws of the State of Nevada.